SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 24, 2003

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817
(Commission File Number)	(I.R.S. Employer Indentification No.)

2100 Rexford Road, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (704) 366-7000

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	News Release of Nucor Corporation, issued April 24, 2003

Item 9.    Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On April 24, 2003, Nucor Corporation issued a news release reporting its financial results for the fiscal quarter ended April 5, 2003. A copy of the news release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

By:	/s/ Terry S. Lisenby
Terry S. Lisenby Chief Financial Officer, Treasurer and Executive Vice President

Dated:  April 24, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of Nucor Corporation, issued April 24, 2003

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